--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

     * Strong economic growth and rising interest rates hurt returns for municipal bond investors.

     * The Virginia Short-Term Tax-Free Bond Fund's income helped it post a small six-month gain, but the fund trailed its Lipper peer group.

     * The Virginia Tax-Free Bond Fund declined, but a more cautious approach in the second quarter aided relative returns.

     * With rates rising, managing interest rate exposure was critical to the strategies for both funds.

     * While rates could trend higher, Virginia bonds are offering attractive yields compared with taxable alternatives.

================================================================================
UPDATES AVAILABLE
================================================================================

     For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     Above-average economic growth during the six months ended August 31 was good for U.S. consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility N which became an actuality N of monetary tightening by the Federal Reserve. Resulting declines in bond prices weighed upon all municipal bond funds for the period, leading to mixed results for your funds.

================================================================================

MARKET ENVIRONMENT
================================================================================

     The U.S. economy continued its robust growth, driven by exuberant consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears that inflationary pressures were building. The fixed income markets reacted nervously to these developments and to the increasing likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt a rise in inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions of the previous fall, when it had moved swiftly to ease a global financial crisis. Indeed, the beginnings of recovery in many of the Asian and Latin American nations most affected by that crisis helped push the U.S. dollar lower and interest rates higher.

     [Virginia Bond Yields chart here. Showing the Virginia Bond Index and the Virginia 3-Year General Obligation Bond from 8/31/98 to 8/31/99.]

================================================================================
          MARKET CHANGES SPELL HIGHER TAX-FREE YIELDS
================================================================================

          Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

          The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only
          69%  of  their  income  from  taxable  bonds.
          Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

          The sharp spike in  municipal  yields in 1986
          reflects the tax reform debate, which posed a
          threat  to  municipal   bonds'   federal  tax
          exemption. Accordingly, municipal bond yields
          reached parity with Treasury yields. However,
          when the Tax  Reform Act of 1986 left the tax
          benefit  intact,  municipal  bond prices rose
          sharply  until  yields  had  fallen  to  more
          normal  levels.  Recently,  different  forces
          have been at work that go beyond  the  impact
          of 1998's global  financial  crisis.  At that
          time,  shaky world markets  prompted  foreign
          investors   (who   have  no  need   for  U.S.
          tax-exempt bonds) to buy Treasuries, and Treasury y ields plunged to near parity with municipals.

          Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

          For one thing, the supply of Treasury debt is
          shrinking due to the federal budget  surplus,
          while outstanding  municipal supply continues
          to grow.  In addition,  the supply of taxable
          bonds    outside   of    TreasuriesNincluding
          corporate, asset-backed and mortgage-backed bondsNhas also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

          Over time,  income makes up the vast majority
          of a bond investor's total return. Therefore,
          these  developments  have given investors the
          opportunity   to  earn   higher-than-expected
          tax-free income with little or no sacrifice of credit quality.

--------------------------------------------------------------------------------
     [Municipal Treasury Yield ratio chart showing 1981-8/99 Tresury ratio and Treasury Average. Source: Municipal Market Data.]
================================================================================

     Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from the 5% area at the beginning of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediates and long-term bonds over the period. This created a flatter yield curve N a typical occurrence when the Fed is actively raising short-term rates. Virginia short- and long-term municipal bond yields also rose steadily throughout the period, as shown in the chart on page 1. Municipals were helped by strong seasonal demand in July from the proceeds from maturing bonds and distributed income. For much of the period under review, Virginia bond returns compared favorably with their taxable counterparts, despite overall price declines.

     In August, however, this trend changed. A huge supply of corporate bonds came to market, pushing up yields on these taxable bonds and attracting "crossover" institutional buyers N those who buy either corporate or municipal bonds depending on their after-tax yields. The drop in demand for municipals from these institutional investors, some of whom also sold municipals from their portfolios, came at a time when dealers were reluctant to add to their bond inventories. The combination created a weak market tone. After outperforming taxable bonds through July, municipals lost ground in August, and their performance fell in line with the taxable side for the entire six-month period. Virginia's economic growth, already outpacing the nation's, continued to build momentum. For the fiscal year ended June 30, 1999, job growth came in at 2.5% and wage and salary growth was 7.4%. The unemployment rate is at a 46-year low, with employment diversified across public and private sectors. Historically conservative fiscal management also supports the commonwealth's credit. Virginia anticipates a revenue surplus of $167 million from the 1999 fiscal year, driven by a 10.6% increase in revenue collections over last fiscal year despite decreases in the personal property tax and other taxes. Much of the increase is attributable to higher net individual income tax collections based on strong wage and salary growth. Of the $167 million, Governor Gilmore has earmarked $104 million for deposit into the Revenue Stabilization Fund, bringing its balance to $700 million.

===============================
Virginia's economic growth,
already outpacing the
nation's,  continued to
build momentum.
-------------------------------

     In August, Moody's upgraded Virginia's school district credit enhancement program to Aa1 from Aa2 based on the commonwealth's healthy economic profile and historical commitment to education. In other news, Gilmore recently announced a six-year, $2.5 billion statewide transportation plan: he has proposed issuing up to $600 million of tobacco settlement securitization bonds and $590 million of other bonds to jump-start various transportation projects in Virginia. There is a good chance that bond supply in Virginia will increase as a result of these various initiatives and provide attractive investment alternatives in both the short- and long-term areas of the market.

================================================================================
VIRGINIA SHORT-TERM TAX-FREE BOND FUND
================================================================================

PERFORMANCE COMPARISON
----------------------

Periods Ended 8/31/99         6 Months  12 Months
---------------------         --------  ---------
Virginia Short-Term
Tax-Free Bond Fund             0.22%      2.45%

Lipper Short Municipal
Debt Funds Average             0.42       2.51

================================================================================

     The rising interest rate environment did not affect your fund as much it did longer-term funds, but it did hold back returns. We posted a small 0.22% gain, as a healthy income stream more than compensated for an $0.08 decline in price per share. Dividends per share did not change from the previous 6- and 12-month periods. This showing moderately lagged the results for the Lipper benchmark, which in this case measures national municipal funds. The high quality of the Virginia municipal market sometimes limits our options for investing in higher-yielding issues, a restraint not always faced by funds investing nationally.

     As is often the case, managing duration was our chief responsibility during the period. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of two years will have a 2% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) Our longer-term strategy has been to maintain the portfolio's duration and weighted average maturity close to the maximum allowed by the prospectus, because three-year bonds generally offer better yields and more appreciation potential than one-year bonds. We repeatedly sell bonds as they roll into the one-year maturity range (typically to money market investors, who may offer a premium for them) and buy three-year bonds. This process can't be conducted indiscriminately, however. In recent years, supply among three-year bonds has been tight and prices haven't always been attractive. We've taken extra steps, such as staggering portfolio maturity dates, to minimize the challenges we face when reinvesting assets.

     Rising rate environments also impelled us to alter our interest rate strategy, because keeping the portfolio at its maximum duration increases our susceptibility to price losses. Early in the period, we sought to forestall declines by trimming interest rate exposure, but we did not cut duration sharply. As the period wore on, we sought opportunities in three- and four-year bonds when their yields became especially attractive. On August 31, duration stood at 2.0 years, down from 2.3 years on February 28. This was closer to a neutral position compared with our Lipper peer group.

     During the six months, the weighted average quality of the portfolio remained unchanged at AA. We added investments in the hospital and air-and-sea transportation sectors, which in general offered better yields than the state's general obligation or prerefunded bonds. Our holdings in the hospital sector have grown steadily, from 9% on

     August 31, 1998, to 14% at the end of the current period. Hospitals have been under pressure around the country as Medicare reimbursement rates have fallen and hospitals with excess capacity compete for patients. The difficulties have chased away many investors, depressing prices (and, correspondingly, improving yields) nationwide. Virginia's hospitals have not escaped Medicare cuts, but the challenges posed by competitive pressures are not felt uniformly in the Virginia economy. Some of the stronger hospital issues should hold up better than their counterparts in other states, and we think that, considering their high yields, they are a worthwhile investment.

================================================================================

VIRGINIA TAX-FREE BOND FUND
================================================================================

PERFORMANCE COMPARISON
----------------------
Periods Ended 8/31/99         6 Months   12 Months
---------------------         --------   ---------

Virginia Tax-Free Bond Fund    -2.84%     -0.69%

Lipper Virginia Municipal
Debt Funds Average             -2.73      -1.00


================================================================================

     For the six months, your fund suffered along with all fixed income markets, posting a total return of -2.84%. A $0.59 price decline during the period accounted for that showing and helped pull 12-month returns slightly into the red at -0.69%. Six-month results modestly trailed the fund's Lipper peer group average, as shown in the Performance Comparison chart. However, dividends per share remained relatively strong, offsetting a portion of the principal decline. They, along with our policy of maintaining below-average management fees, helped the fund outperform its benchmark for the 12 months.

     We have held to three fundamental principles in the management of your fund:

     * use strong credit analysis to separate the strong issuers from the weak;

     *    maintain   intensive   market   surveillance   to  take  advantage  of
          inefficiencies in the municipal market; and

     * combine our knowledge of market and economic trends to assemble the best possible portfolio that meets our outlook and the objectives of our shareholders.

     We brought all of these to bear in this difficult period by managing our duration posture and sector holdings to contain losses and put us in a strong position for positive future total returns.

     We came into the period with a longer-than-average 7.4-year duration because we owned longer-maturity bonds with attractive yields (see Virginia Short-Term Tax-Free Bond Fund for an explanation of duration). As rates rose in the summer, however, prices of these interest rate-sensitive issues weakened. Given the economic and market conditions, we shifted into bonds with more defensive characteristics N primarily those with higher coupons and shorter maturities N and took steps to combat duration extension. The portfolio's duration can become longer N "extend" N when holdings that had been trading to early call dates begin trading to their later maturity dates. (Although our weighted average maturity as of August 31 was somewhat shorter than six months ago, duration was a bit longer due to this effect.)

     Municipal interest rates have risen almost 100 basis points (one percentage point) from the extraordinary global market environment of October 1998. As they rose, we increased our trading activity in an effort to realize losses where possible and reinvest the proceeds into higher-yielding securities. We felt this strategy would allow us to distribute higher levels of income to shareholders while also building losses that can offset future gains, reducing or eliminating distributions of taxable capital gains.

     The strong national and local economy improves the quality outlook for tax-supported issues. These include state and local general obligation bonds, which we have come to emphasize in our security selection. The combined allocation to this sector increased to 18% of assets at the end of the period from 15% six months earlier. Correspondingly, we reduced holdings in the health care area, specifically hospital revenue bonds, from a heavy 21% to a more moderate 16% during that time frame. We still find value in Virginia's hospitals, but our holdings there were extensive and, given stricter Medicare reimbursement rules, we felt some trimming was appropriate.

================================================================================
OUTLOOK
================================================================================

     Interest rates could move higher in coming months because of persistent strength in the domestic economy and recovery overseas. The Fed is keeping a close eye on inflationary pressures, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its level of a year ago. However, the Fed is also interested in maintaining a liquid and orderly market as we approach the end of the year and the transition to 2000, which could serve to moderate future rate increases. At the same time, the increase in rates so far this year could be enough to slow certain sectors of the economy. These crosscurrents do not argue for an aggressive posture regarding interest rates. At present, we are focusing on the higher yields available in the marketplace and on the current appeal of Virginia's tax-free municipal bonds relative to taxable securities with similar characteristics.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

September 23, 1999

================================================================================

T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                          2/28/99    8/31/99
                                                          -------    -------
  VIRGINIA SHORT-TERM TAX-FREE BOND FUND
  --------------------------------------

  Price Per Share                                       $   5.18   $   5.10
-----------------------------------------------------------------------------
  Dividends Per Share
      For 6 months                                          0.09       0.09
-----------------------------------------------------------------------------
      For 12 months                                         0.19       0.19
-----------------------------------------------------------------------------
  Dividend Yield *
      For 6 months                                          3.70%      3.57%
-----------------------------------------------------------------------------
      For 12 months                                         3.70       3.70
-----------------------------------------------------------------------------
  30-Day Standardized Yield                                 2.88       3.62
-----------------------------------------------------------------------------
  Weighted Average Maturity (years)                         2.5        2.3
  Weighted Average Effective Duration (years)               2.3        2.0
  Weighted Average Quality **                                AA         AA
-----------------------------------------------------------------------------

  VIRGINIA TAX-FREE BOND FUND
  ---------------------------

  Price Per Share                                       $  11.45   $  10.86
-----------------------------------------------------------------------------
  Dividends Per Share
      For 6 months                                          0.27       0.27
-----------------------------------------------------------------------------
      For 12 months                                         0.55       0.54
-----------------------------------------------------------------------------
  Dividend Yield *
      For 6 months                                          4.88%      4.96%
-----------------------------------------------------------------------------
      For 12 months                                         4.94       5.11
-----------------------------------------------------------------------------
  30-Day Standardized Yield                                 4.09       4.74
-----------------------------------------------------------------------------
  Weighted Average Maturity (years)                        16.0       14.9
  Weighted Average Effective Duration (years)               7.4        7.8
  Weighted Average Quality **                               AA-         AA
-----------------------------------------------------------------------------
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.

================================================================================

T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        2/28/99        8/31/99
                                                        -------        -------

  VIRGINIA SHORT-TERM TAX-FREE BOND FUND
  --------------------------------------

  Prerefunded Bonds                                        32%            28%
-----------------------------------------------------------------------------
  Hospital Revenue                                         12             14
-----------------------------------------------------------------------------
  General Obligation-- Local                               16             13
-----------------------------------------------------------------------------
  Educational Revenue                                       5              7
-----------------------------------------------------------------------------
  Solid Waste Revenue                                       6              7
-----------------------------------------------------------------------------
  Air and Sea Transportation Revenue                        2              6
-----------------------------------------------------------------------------
  Water and Sewer Revenue                                  10              6
-----------------------------------------------------------------------------
  Lease Revenue                                             4              5
-----------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                  4              4
-----------------------------------------------------------------------------
  Ground Transportation Revenue                             4              4
-----------------------------------------------------------------------------
  General Obligation-- State                                2              2
-----------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                            2              2
-----------------------------------------------------------------------------
  Escrowed to Maturity                                      -              2
-----------------------------------------------------------------------------
  All Other                                                 3              -
-----------------------------------------------------------------------------
  Other Assets Less Liabilities                            -2              -
-----------------------------------------------------------------------------
  Total                                                    100%          100%

  VIRGINIA TAX-FREE BOND FUND
  ---------------------------

  Hospital Revenue                                         21%            16%
-----------------------------------------------------------------------------
  General Obligation-- Local                                9             14
-----------------------------------------------------------------------------
  Prerefunded Bonds                                        12             12
-----------------------------------------------------------------------------
  Educational Revenue                                       7              8
-----------------------------------------------------------------------------
  Housing Finance Revenue                                   8              8
-----------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                  5              6
-----------------------------------------------------------------------------
  Solid Waste Revenue                                       5              6
-----------------------------------------------------------------------------
  Lease Revenue                                             5              5
-----------------------------------------------------------------------------
  Dedicated Tax Revenue                                     4              4
-----------------------------------------------------------------------------
  Ground Transportation Revenue                             3              4
-----------------------------------------------------------------------------
  General Obligation-- State                                6              4
-----------------------------------------------------------------------------
  Air and Sea Transportation Revenue                        4              3
-----------------------------------------------------------------------------
  Water and Sewer Revenue                                   4              3
-----------------------------------------------------------------------------
  Other Revenue                                             -              3
-----------------------------------------------------------------------------
  Escrowed to Maturity                                      2              2
-----------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                            2              2
-----------------------------------------------------------------------------
  All Other                                                 3              -
-----------------------------------------------------------------------------
  Other Assets Less Liabilities                             -              -
-----------------------------------------------------------------------------
  Total                                                   100%           100%

================================================================================
T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from the fund returns as well as mutual fund averages and indexes.

[Virginia Short-Term Tax-Free Bond Fund SEC chart shown here]

[Virginia Tax-Free Bond Fund SEC chart shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
Periods Ended 8/31/99           1 Year  3 Years   5 Years   Inception       Date
---------------------           ------  -------   -------   ---------       ----

Virginia Short-Term
     Tax-Free Bond Fund           2.45%   3.91%     --        4.47%    11/30/94

Virginia Tax-Free Bond Fund      -0.69    5.49     6.09%      6.82      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. ROWE PRICE VIRGINIA SHORT-TERM TAX-FREE BOND FUND
----------------------------------------------------                   UNAUDITED
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year                                        11/30/94
                                 Ended       Ended                                         Through
                               8/31/99     2/28/99     2/28/98     2/28/97     2/29/96     2/28/95
                               -------     -------     -------     -------     -------     -------
  NET ASSET VALUE
  ---------------
  Beginning of period       $     5.18  $     5.15  $     5.13  $     5.16  $     5.06  $     5.00
-----------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income         0.09*       0.19*       0.19*       0.20*       0.21*       0.05*
    Net realized and
    unrealized gain (loss)       (0.08)       0.04        0.03       (0.03)       0.11        0.06
-----------------------------------------------------------------------------------------------------
    Total from
    investment activities         0.01        0.23        0.22        0.17        0.32        0.11
-----------------------------------------------------------------------------------------------------
  Distributions
    Net investment income        (0.09)      (0.19)      (0.19)      (0.20)      (0.21)      (0.05)
    Net realized gain                -       (0.01)      (0.01)          -       (0.01)          -
-----------------------------------------------------------------------------------------------------
    Total distributions          (0.09)      (0.20)      (0.20)      (0.20)      (0.22)      (0.05)
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE

  End of period             $     5.10  $     5.18  $     5.15  $     5.13  $     5.16  $     5.06
==Ratios/Supplemental=Data===========================================================================

  Total return**                  0.22%*      4.51%*      4.48%*      3.33%*      6.43%*     2.28%*+
-----------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.60%*+     0.62%*      0.65%*      0.65%*      0.65%*     0.65%*+
-----------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      3.52%*+     3.65%*      3.81%*      3.84%*      4.07%*     4.43%*+
-----------------------------------------------------------------------------------------------------
  Portfolio turnover rate        33.6%+       22.5%       75.0%       32.5%       36.4%      14.8%+
-----------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)            $   27,148  $   26,772  $   20,361  $   16,314  $   12,480  $    4,965
-----------------------------------------------------------------------------------------------------

          **   Total return reflects the rate that an investor would have earned on an  investment  in  the  fund  during  each  period,  assuming reinvestment of all distributions.
          *    Excludes   expenses  in  excess  of  a  0.65%  voluntary  expense
               limitation  in  effect  through  6/30/98,  and a 0.60%  voluntary expense limitation in effect from 7/1/98 through 2/29/00.
          +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
-----------------------------------------                              UNAUDITED
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               8/31/99     2/28/99     2/28/98     2/28/97     2/29/96     2/28/95
  NET ASSET VALUE
  ---------------
  Beginning of period       $    11.45  $    11.45  $    11.05  $    11.09  $    10.56  $    11.00
----------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income         0.27        0.55        0.57        0.57*       0.57*       0.57*
    Net realized and
    unrealized gain (loss)       (0.59)       0.12        0.40       (0.04)       0.53       (0.43)
----------------------------------------------------------------------------------------------------
    Total from
    investment activities        (0.32)       0.67        0.97        0.53        1.10        0.14
----------------------------------------------------------------------------------------------------
  Distributions
    Net investment income        (0.27)      (0.55)      (0.57)      (0.57)      (0.57)      (0.57)
    Net realized gain                -       (0.12)          -           -           -       (0.01)
----------------------------------------------------------------------------------------------------
    Total distributions          (0.27)      (0.67)      (0.57)      (0.57)      (0.57)      (0.58)
----------------------------------------------------------------------------------------------------
  NET ASSET VALUE
  End of period             $    10.86  $    11.45  $    11.45  $    11.05  $    11.09  $    10.56

==Ratios/Supplemental=Data==========================================================================

  Total return**                 (2.84%)      6.02%       9.03%       5.00%*     10.69%*     1.51%*
----------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.56%+      0.57%       0.58%       0.65%*      0.65%*      0.65%*
----------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      4.77%+      4.83%       5.12%       5.23%*      5.27%*      5.49%*
----------------------------------------------------------------------------------------------------
  Portfolio turnover rate        46.1%+       47.3%       64.3%       66.2%      93.7%       89.1%
----------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)            $  281,775  $  278,812  $  238,282  $  195,783  $  178,750  $  155,278
----------------------------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. ROWE PRICE VIRGINIA SHORT-TERM TAX-FREE BOND FUND
----------------------------------------------------
Unaudited                                                       August 31, 1999

STATEMENT OF NET ASSETS
-----------------------
                                                             Par        Value
                                                              In thousands

VIRGINIA  89.9%
Abington IDA, Johnston Memorial Hosp., 5.00%, 7/1/02       $   765   $   774
-----------------------------------------------------------------------------
Alexandria IDA, Ogden Martin, VRDN (Currently 2.90%) *         250       250
-----------------------------------------------------------------------------
Arlington County IDA
    Alexandria / Arlington Waste to Energy
        5.25%, 1/1/03 (FSA Insured)                          1,000     1,024
-----------------------------------------------------------------------------
Augusta County IDA, Augusta Hosp.
        6.10%, 9/1/00 (AMBAC Insured)                           60        61
-----------------------------------------------------------------------------
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04             570       563
-----------------------------------------------------------------------------

Chesapeake Bay Bridge and Tunnel
        5.10%, 7/1/01 (FGIC Insured)                           945       961
-----------------------------------------------------------------------------
        6.375%, 7/1/22 (MBIA Insured)
        (Prerefunded 7/1/01+)                                  690       730
-----------------------------------------------------------------------------
Chesterfield County, Water & Sewer, 5.625%, 11/1/01            500       516
-----------------------------------------------------------------------------
Fairfax County, GO, Public Improvement, 5.50%, 6/1/01          675       691
-----------------------------------------------------------------------------
Fairfax County IDA
    Fairfax Hosp. System, VRDN (Currently 3.25%)               665       665
-----------------------------------------------------------------------------
    Inova Health, VRDN (Currently 3.25%)                       200       200
-----------------------------------------------------------------------------
Fairfax County Sewer, 5.625%, 7/15/01                        1,000     1,027
-----------------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health, St. Mary's Hosp.
        7.50%, 9/1/07 (Prerefunded 8/1/00+)                    650       681
-----------------------------------------------------------------------------
Hopewell IDA
    Westport Convalescent Center
        5.45%, 10/1/02                                         220       219
-----------------------------------------------------------------------------
        5.60%, 10/1/03                                         235       236
-----------------------------------------------------------------------------
Leesburg Utility System
        6.30%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/02+)                                  500       536
-----------------------------------------------------------------------------
Newport News, GO, 5.00%, 7/1/04                                645       661
-----------------------------------------------------------------------------
Northern Virginia Transportation Dist., Commuter Rail
        7.00%, 7/1/05 (FSA Insured)
        (Prerefunded 7/1/00+)                                  970     1,015
-----------------------------------------------------------------------------
Peninsula Port Auth.
    Riverside Health Systems
        5.00%, 7/1/01                                          345       349
-----------------------------------------------------------------------------
        5.00%, 7/1/02                                          360       364
-----------------------------------------------------------------------------
        5.90%, 7/1/00                                          120       122
-----------------------------------------------------------------------------
Petersburg Hosp. Auth.
    Southside Regional Medical Center, 5.60%, 7/1/00       $   700   $   710
-----------------------------------------------------------------------------
Portsmouth, GO
        5.60%, 8/1/01                                          500       513
-----------------------------------------------------------------------------
    Public Improvement
        5.90%, 11/1/01                                         125       130
-----------------------------------------------------------------------------
        6.10%, 11/1/03                                         750       790
-----------------------------------------------------------------------------

Richmond, Public Improvement, 6.25%, 1/15/21
     (Prerefunded 1/15/01+)                                     25        26
-----------------------------------------------------------------------------
Richmond Metropolitan Auth., Expressway
        5.75%, 7/15/22 (FGIC Insured)
        (Prerefunded 7/15/02+)                                 320       333
-----------------------------------------------------------------------------
Roanoke IDA, Roanoke Memorial Hosp.
    Carilion Health Systems
        VRDN (Currently 2.95%)                                 150       150
-----------------------------------------------------------------------------
        VRDN (Currently 3.00%)                                 100       100
-----------------------------------------------------------------------------
        VRDN (Currently 3.20%)                                 150       150
-----------------------------------------------------------------------------
        6.50%, 7/1/25 (MBIA Insured)
        (Prerefunded 7/1/00+)                                1,000     1,023
-----------------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/03                                          545       543
-----------------------------------------------------------------------------
Upper Occoquan Sewage Auth.
        6.50%, 7/1/17 (MBIA Insured)
        (Prerefunded 7/1/01+)                                1,430     1,516
-----------------------------------------------------------------------------
Virginia, GO, 5.00%, 6/1/02                                    500       511
-----------------------------------------------------------------------------
Virginia Beach, GO, 6.70%, 3/1/05 (Prerefunded 3/1/01+)        600       633
-----------------------------------------------------------------------------
Virginia College Building Auth., Hampton Univ.,
     5.20%, 4/1/02                                             435       443
-----------------------------------------------------------------------------
Virginia Ed. Loan Auth., 5.40%, 9/1/01 (Escrowed
     to Maturity) *                                            400       408
-----------------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.,
     5.375%, 6/1/01                                          1,450     1,480
-----------------------------------------------------------------------------
Virginia Public Building Auth.
        5.625%, 8/1/02                                         675       700
-----------------------------------------------------------------------------
        5.70%, 8/1/03                                          250       262
-----------------------------------------------------------------------------
        6.10%, 8/1/00                                          500       511
-----------------------------------------------------------------------------
        6.50%, 8/1/11 (Prerefunded 8/1/01+)                  1,000     1,061
-----------------------------------------------------------------------------
Virginia Public School Auth.
    GO
        4.90%, 1/1/03                                          550       559
-----------------------------------------------------------------------------
        6.00%, 8/1/01                                          200       207
-----------------------------------------------------------------------------
Total Virginia (Cost  $24,468)                                        24,404
-----------------------------------------------------------------------------

DISTRICT OF COLUMBIA  5.8%

Metropolitan Washington D.C. Airports Auth.
        6.00%, 10/1/00 (MBIA Insured) *                    $   500   $   511
-----------------------------------------------------------------------------
        6.40%, 10/1/04 (MBIA Insured) *                      1,000     1,068
-----------------------------------------------------------------------------
Total District of Columbia (Cost $1,576)                               1,579
-----------------------------------------------------------------------------

PUERTO RICO  1.9%

Puerto Rico Ind. Medical and Environmental, PCR
        4.25%, 9/1/03                                          500       497
-----------------------------------------------------------------------------
Total Puerto Rico (Cost  $500)                                           497
-----------------------------------------------------------------------------
U. S. VIRGIN ISLANDS  1.1%

Virgin Island Water and Power Auth., 5.00%, 7/1/02             300       303
-----------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $304)                                  303
 Total Investments in Securities
----------------------------------------------------------
 98.7% of Net Assets (Cost  $26,848)                         $      26,783

 Other Assets Less Liabilities                                         365

 NET ASSETS                                                  $      27,148

 Net Assets Consist of:
 Accumulated net investment income - net
     of distributions                                        $           1
 Accumulated net realized gain/loss - net
     of distributions                                                   58
 Net unrealized gain (loss)                                            (65)
 Paid-in-capital applicable to 5,319,170 no
     par value shares of beneficial
     interest outstanding; unlimited
     number of shares authorized                                    27,154

 NET ASSETS                                                  $      27,148

 NET ASSET VALUE PER SHARE                                   $        5.10
     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
-----------------------------------------
Unaudited                                                       August 31, 1999

STATEMENT OF NET ASSETS
-----------------------
                                                              Par        Value
                                                                In thousands

VIRGINIA  90.6%

Alexandria IDA, Ogden Martin, VRDN (Currently 2.90%) *     $   4,200   $  4,200
--------------------------------------------------------------------------------
Alexandria Redev. and Housing Auth., Residential Care Fac.
    Goodwin House, 6.60%, 10/1/26                                750        760
--------------------------------------------------------------------------------
Arlington County
    GO
        5.00%, 10/1/12                                         1,325      1,310
--------------------------------------------------------------------------------
        5.375%, 12/1/12                                        1,000      1,015
--------------------------------------------------------------------------------
        6.00%, 6/1/10                                          3,655      3,962
--------------------------------------------------------------------------------
        6.00%, 6/1/11                                          1,000      1,081
--------------------------------------------------------------------------------
Arlington County IDA
    Alexandria /Arlington Waste
        5.375%, 1/1/13 (FSA Insured) *                         3,000      2,945
--------------------------------------------------------------------------------
    Arlington Hosp.
        7.00%, 9/1/11 (Prerefunded 9/1/01+)                    1,205      1,293
--------------------------------------------------------------------------------
    The Nature Conservancy
        5.40%, 7/1/17                                          1,815      1,776
--------------------------------------------------------------------------------
        5.45%, 7/1/27                                          3,000      2,900
--------------------------------------------------------------------------------
Augusta County Service Auth., Water and Sewer
        5.00%, 11/1/24 (MBIA Insured)                          1,000        907
--------------------------------------------------------------------------------
Bedford County IDA, Nekoosa Packaging/Georgia-Pacific
        5.60%, 12/1/25 *                                       4,000      3,690
--------------------------------------------------------------------------------
Charles County Ind. Dev., Waste Management, 4.875%, 2/1/09 *   2,250      2,067
--------------------------------------------------------------------------------
Chesapeake Toll Road, Expressway, 5.625%, 7/15/19              1,250      1,216
--------------------------------------------------------------------------------
Chesterfield County, Water and Sewer, Zero Coupon, 11/1/10     2,050      1,149
--------------------------------------------------------------------------------
Covington and Alleghany County IDA, PCR, Westvaco
        6.65%, 9/1/18                                          1,500      1,600
--------------------------------------------------------------------------------

Danville IDA
    Danville Regional Medical Center
        5.20%, 10/1/18 (AMBAC Insured)                         3,735      3,551
--------------------------------------------------------------------------------
        6.50%, 10/1/24 (FGIC Insured) (Prerefunded 10/1/04+)   3,000      3,294
--------------------------------------------------------------------------------
Fairfax County Economic Dev. Auth., National Wildlife Fed
        5.25%, 9/1/17 (MBIA Insured)(Prerefunded 12/15/02+)    2,500      2,418
--------------------------------------------------------------------------------
Fairfax County Housing Auth., FCRHA Office Building
        7.50%, 6/15/18 (Prerefunded 12/15/02+)                 2,125      2,339
--------------------------------------------------------------------------------
Fairfax County IDA
    Fairfax Hosp. System, VRDN (Currently 3.25%)                 800        800
--------------------------------------------------------------------------------
    Inova Health
        VRDN (Currently 3.25%)                                   800        800
--------------------------------------------------------------------------------
Fairfax County IDA
    Inova Health
        6.00%, 8/15/26                                     $   3,315   $  3,368
--------------------------------------------------------------------------------
Fairfax County Water Auth.
        5.00%, 4/1/21                                          2,500      2,310
--------------------------------------------------------------------------------
        5.80%, 1/1/16 (Escrowed to Maturity)                   5,935      6,190
--------------------------------------------------------------------------------
Frederick County IDA, Gov't. Complex Fac.
        6.50%, 12/1/14 (MBIA Insured)                          1,500      1,624
--------------------------------------------------------------------------------
Fredericksburg IDA
    Hosp. Fac. (MWH MediCorp Obligated Group)
        Residual Interest Bond / Inverse Floater
        (Currently 9.773%), 8/15/23 (FGIC Insured)
        (Prerefunded 8/15/01+)                                 3,000      3,360
--------------------------------------------------------------------------------
George Mason Univ., 6.375%, 2/1/13 (MBIA Insured)              1,415      1,520
--------------------------------------------------------------------------------
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 *          1,485      1,552
--------------------------------------------------------------------------------
Goochland County IDA, Nekoosa Packaging/Georgia Pacific
        5.65%, 12/1/25 *                                         750        693
--------------------------------------------------------------------------------
Halifax County IDA, Halifax Regional Long-Term Care
        5.625%, 7/1/12                                         1,585      1,503
--------------------------------------------------------------------------------
Hampton, GO
    Public Improvement, 5.125%, 1/15/15                        1,500      1,459
--------------------------------------------------------------------------------
    Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+)                1,100      1,135
--------------------------------------------------------------------------------
Hampton IDA, Sentara Health, 5.375%, 11/1/15                   5,300      5,207
--------------------------------------------------------------------------------

Hampton Roads Medical College
        6.875%, 11/15/11                                       1,000      1,058
--------------------------------------------------------------------------------
        6.875%, 11/15/11 (Prerefunded 11/15/01+)                 500        529
--------------------------------------------------------------------------------
        6.875%, 11/15/16 (Prerefunded 11/15/01+)                 500        537
--------------------------------------------------------------------------------
Hampton Roads, Regional Jail Auth.
        5.625%, 7/1/16 (MBIA Insured)                          1,575      1,586
--------------------------------------------------------------------------------
Hanover County IDA
    Memorial Regional Medical Center
        6.375%, 8/15/18 (MBIA Insured)                         2,185      2,389
--------------------------------------------------------------------------------
        6.50%, 8/15/10 (MBIA Insured)                          1,300      1,449
--------------------------------------------------------------------------------
Henrico County IDA
    Bon Secours Health
        6.25%, 8/15/20 (MBIA Insured)                          1,750      1,885
--------------------------------------------------------------------------------
    St. John's Hosp.
        7.50%, 9/1/15 (Prerefunded 7/1/00+)                    1,700      1,784
--------------------------------------------------------------------------------
Henrico County IDA
    St. Mary's Hosp.
        6.00%, 8/15/16 (MBIA Insured)                      $   1,045   $  1,102
--------------------------------------------------------------------------------
        7.50%, 9/1/07 (Prerefunded 8/1/00+)                      325        341
--------------------------------------------------------------------------------
    Motorola, VRDN (Currently 3.35%) *                         3,000      3,000
--------------------------------------------------------------------------------
    Regional Jail
        6.00%, 8/1/15                                          2,415      2,500
--------------------------------------------------------------------------------
        7.00%, 8/1/13                                          1,485      1,656
--------------------------------------------------------------------------------
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27                4,250      4,262
--------------------------------------------------------------------------------
Hopewell IDA
    Colonial Heights Convalescent Center
        5.75%, 10/1/04                                           150        150
--------------------------------------------------------------------------------
    Forest Hill Convalescent Center
        5.60%, 10/1/03 (Prerefunded 10/1/02+)                    100        107
--------------------------------------------------------------------------------
        5.90%, 10/1/05 (Prerefunded 10/1/02+)                    240        258
--------------------------------------------------------------------------------
    Westport Convalescent Center, 5.75%, 10/1/04                 290        290
--------------------------------------------------------------------------------
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *                 4,250      4,477
--------------------------------------------------------------------------------
Loudoun County, GO, 5.25%, 12/1/13                             1,360      1,353
--------------------------------------------------------------------------------

Lynchburg IDA
    Centra Health
        Zero Coupon, 8/15/24 (ACA Insured)                     5,000      1,095
--------------------------------------------------------------------------------
        5.25%, 1/1/11                                          1,890      1,867
--------------------------------------------------------------------------------
        5.375%, 1/1/13                                         1,000        987
--------------------------------------------------------------------------------
Manassas, GO, 5.25%, 1/1/11                                    1,550      1,561
--------------------------------------------------------------------------------
Martinsville IDA
    Memorial Hosp. of Martinsville and Henry County
        7.00%, 1/1/11 (Prerefunded 1/1/01+)                      950        984
--------------------------------------------------------------------------------
Medical College of Virginia Hosp. Auth.
        5.25%, 7/1/14 (MBIA Insured)                           3,185      3,143
--------------------------------------------------------------------------------
        5.25%, 7/1/15 (MBIA Insured)                           2,600      2,545
--------------------------------------------------------------------------------
Montgomery County IDA, 5.125%, 1/15/19 (MBIA Insured)          1,750      1,647
--------------------------------------------------------------------------------
Newport News, GO
        5.375%, 1/15/16                                        1,000        989
--------------------------------------------------------------------------------
        5.50%, 7/1/12 (MBIA Insured)                           2,500      2,543
--------------------------------------------------------------------------------
        5.625%, 7/1/14 (MBIA Insured)                          4,030      4,097
--------------------------------------------------------------------------------
        5.85%, 12/20/30                                        1,400      1,410
--------------------------------------------------------------------------------
Norfolk, GO
        5.00%, 7/1/12 (FGIC Insured)                           2,245      2,203
--------------------------------------------------------------------------------
        5.25%, 6/1/13                                          1,000        993
--------------------------------------------------------------------------------
        5.25%, 6/1/14                                          2,750      2,717
--------------------------------------------------------------------------------
Norfolk IDA
    Children's Hosp. of The King's Daughters
        7.00%, 6/1/11 (AMBAC Insured)
        (Prerefunded 6/1/01+)                              $   1,150   $  1,226
--------------------------------------------------------------------------------
    Sentara Hosp.
        7.00%, 11/1/20 (Prerefunded 11/1/00+)                  1,045      1,102
--------------------------------------------------------------------------------
        7.10%, 11/1/10 (Prerefunded 11/1/00+)                    850        897
--------------------------------------------------------------------------------
Norfolk Redev. and Housing Auth., Merrimack Landing
        5.50%, 12/1/13                                         1,000      1,006
--------------------------------------------------------------------------------
Northern Virginia Transportation Dist.
    Commuter Rail
        5.375%, 7/1/14 (FSA Insured)                           3,200      3,195
--------------------------------------------------------------------------------
        6.00%, 7/1/09 (MBIA Insured)                           1,170      1,261
--------------------------------------------------------------------------------

Peninsula Port Auth.
    Dominion Terminal, 7.375%, 6/1/20                          2,000      2,117
--------------------------------------------------------------------------------
    Riverside Health, 6.625%, 7/1/18 (Prerefunded 7/1/02+)     3,020      3,258
--------------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road, Zero Coupon, 8/15/18     3,000        874
--------------------------------------------------------------------------------
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)                   2,000      1,878
--------------------------------------------------------------------------------
Prince William County Service Auth.
    Water and Sewer Systems
        4.75%, 7/1/29 (FGIC Insured)                           3,625      3,092
--------------------------------------------------------------------------------
Richmond, GO
    Public Improvement, 5.50%, 1/15/16                         1,100      1,099
--------------------------------------------------------------------------------
    Refunding and Improvement
        5.00%, 1/15/19 (FSA Insured)                           4,055      3,765
--------------------------------------------------------------------------------
Richmond Metropolitan Auth.
    Expressway
        5.25%, 7/15/17 (FGIC Insured)                          2,700      2,626
--------------------------------------------------------------------------------
        5.25%, 7/15/22 (FGIC Insured)                          5,550      5,308
--------------------------------------------------------------------------------
Roanoke County IDA, Roanoke Memorial Hosp.
    Carilion Health Systems
        VRDN (Currently 2.95%)                                   550        550
--------------------------------------------------------------------------------
        VRDN (Currently 3.00%)                                   800        800
--------------------------------------------------------------------------------
        VRDN (Currently 3.20%)                                 3,815      3,815
--------------------------------------------------------------------------------
        6.125%, 7/1/17 (MBIA Insured)                          3,905      4,161
--------------------------------------------------------------------------------
    Hollins College, 5.20%, 3/15/17                            1,150      1,084
--------------------------------------------------------------------------------
Southeastern Public Service Auth.
        5.00%, 7/1/02 (AMBAC Insured)                      $   1,475   $  1,476
--------------------------------------------------------------------------------
        5.00%, 7/1/03 (AMBAC Insured)                          1,000        996
--------------------------------------------------------------------------------
        5.00%, 7/1/15 (AMBAC Insured)                          3,550      3,378
--------------------------------------------------------------------------------
Univ. of Virginia
        VRDN (Currently 3.25%)                                 1,000      1,000
--------------------------------------------------------------------------------
        5.20%, 6/1/15                                          2,300      2,248
--------------------------------------------------------------------------------
        5.25%, 6/1/13                                          3,880      3,865
--------------------------------------------------------------------------------

Virginia, GO
        5.25%, 12/1/13                                         4,000      3,988
--------------------------------------------------------------------------------
        5.375%, 6/1/16                                         1,700      1,699
--------------------------------------------------------------------------------
Virginia Beach, GO, 5.25%, 8/1/13                              1,000        994
--------------------------------------------------------------------------------
Virginia Beach Dev. Auth.
    Beverly Enterprises, 10.00%, 4/1/10                        1,910      2,004
--------------------------------------------------------------------------------
    Sentara Bayside Hosp.
        6.60%, 11/1/09 (Prerefunded 11/1/01+)                  3,650      3,898
--------------------------------------------------------------------------------
    Virginia Beach General Hosp.
        6.00%, 2/15/10 (AMBAC Insured)                         1,000      1,075
--------------------------------------------------------------------------------
Virginia College Building Auth.
    21st Century College Program, 5.00%, 8/1/10                  850        845
--------------------------------------------------------------------------------
    Randolph Macon College
        6.625%, 5/1/13 (Prerefunded 5/1/02+)                   1,000      1,077
--------------------------------------------------------------------------------
    Univ. of Richmond, VRDN (Currently 3.25%)                    500        500
--------------------------------------------------------------------------------
    Washington and Lee Univ.
        5.25%, 1/1/26                                          2,320      2,199
--------------------------------------------------------------------------------
        5.25%, 1/1/31 (MBIA Insured)                           2,000      1,886
--------------------------------------------------------------------------------
Virginia Commonwealth Univ., State Univ., 5.75%, 5/1/21        1,800      1,802
--------------------------------------------------------------------------------
Virginia HDA
        5.45%, 11/1/12                                         1,470      1,472
--------------------------------------------------------------------------------
        5.50%, 11/1/13                                         1,550      1,559
--------------------------------------------------------------------------------
        5.60%, 11/1/18                                         2,500      2,471
--------------------------------------------------------------------------------
        5.85%, 7/1/12                                          1,000      1,019
--------------------------------------------------------------------------------
        6.35%, 11/1/01                                         1,000      1,027
--------------------------------------------------------------------------------
        6.375%, 1/1/26 *                                       2,000      2,045
--------------------------------------------------------------------------------
        6.45%, 7/1/28 (MBIA Insured) *                         2,000      2,022
--------------------------------------------------------------------------------
        6.50%, 5/1/13 *                                        2,000      2,102
--------------------------------------------------------------------------------
        6.55%, 1/1/17                                            700        713
--------------------------------------------------------------------------------
        6.60%, 7/1/04 *                                        1,200      1,221
--------------------------------------------------------------------------------
        7.05%, 5/1/18                                            840        892
--------------------------------------------------------------------------------

Virginia HDA
        7.10%, 5/1/13                                      $   1,500   $  1,566
--------------------------------------------------------------------------------
Virginia Polytechnic Institute and State Univ.
    Univ. Services
        5.40%, 6/1/11                                          1,250      1,267
--------------------------------------------------------------------------------
        5.50%, 6/1/16                                          3,000      2,994
--------------------------------------------------------------------------------
        5.50%, 6/1/20                                          2,100      2,034
--------------------------------------------------------------------------------
Virginia Port Auth., Commonwealth Port Fund, 5.55%, 7/1/12 *   1,250      1,267
--------------------------------------------------------------------------------
Virginia Public Building Auth.
        6.25%, 8/1/15 (Prerefunded 8/1/04+)                    1,550      1,681
--------------------------------------------------------------------------------
Virginia Public School Auth., GO
        5.00%, 8/1/18                                          2,035      1,898
--------------------------------------------------------------------------------
        5.375%, 8/1/17                                         2,245      2,208
--------------------------------------------------------------------------------
        6.50%, 8/1/12 (Prerefunded 8/1/01+)                    1,700      1,804
--------------------------------------------------------------------------------
        6.50%, 8/1/16                                          2,890      3,102
--------------------------------------------------------------------------------
Virginia Transportation Board
    Northern Virginia Transportation Dist.
        5.125%, 5/15/19                                        2,000      1,881
--------------------------------------------------------------------------------
    Route 28 Project, 6.50%, 4/1/18                            1,000      1,060
--------------------------------------------------------------------------------
Washington County IDA
    Johnston Memorial Hosp.
        6.25%, 7/1/06 (Prerefunded 7/1/05+)                    1,660      1,783
--------------------------------------------------------------------------------
        6.75%, 7/1/12 (Prerefunded 7/1/02+)                    1,500      1,621
--------------------------------------------------------------------------------
Total Virginia (Cost  $256,078)                                         255,241
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA  3.2%
Metropolitan Washington D.C. Airport Auth.
        5.50%, 10/1/23 *                                       4,750      4,554
--------------------------------------------------------------------------------
        5.75%, 10/1/11 (MBIA Insured) *                        1,500      1,546
--------------------------------------------------------------------------------
        6.625%, 10/1/19 (MBIA Insured) *                       2,800      2,981
--------------------------------------------------------------------------------
Total District of Columbia (Cost  $8,922)                                 9,081
--------------------------------------------------------------------------------
PUERTO RICO  5.1%
Puerto Rico Commonwealth, GO
    Capital Appreciation
        Zero Coupon, 7/1/18 (MBIA Insured)                     2,500        890
--------------------------------------------------------------------------------
Puerto Rico Electric Power Auth.
        5.25%, 7/1/13 (MBIA Insured)                           2,300      2,297
--------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Auth.
        5.50%, 7/1/13 (MBIA Insured)                       $   1,250   $  1,284
--------------------------------------------------------------------------------
        5.50%, 7/1/15 (FSA Insured)                            2,000      2,034
--------------------------------------------------------------------------------
        5.50%, 7/1/18                                          2,145      2,103
--------------------------------------------------------------------------------
        6.25%, 7/1/14                                          1,500      1,632
--------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
        5.50%, 7/1/21 (FSA Insured)                            3,300      3,302
--------------------------------------------------------------------------------
Puerto Rico Public Building Auth., GO, Gov't. Fac.
        5.00%, 7/1/27 (AMBAC Insured)                          1,000        916
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $14,618)                                        14,458
--------------------------------------------------------------------------------
 Total Investments in Securities
 98.9% of Net Assets (Cost  $279,618)                         $     278,780

 Other Assets Less Liabilities                                        2,995

 NET ASSETS                                                   $     281,775

 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                    $          12
 Accumulated net realized gain/loss -
     net of distributions                                           (1,028)
 Net unrealized gain (loss)                                           (838)
 Paid-in-capital applicable to 25,941,912 no
     par value shares of beneficial
     interest outstanding; unlimited
     number of shares authorized                                   283,629


 NET ASSETS                                                 $     281,775

 NET ASSET VALUE PER SHARE                                  $       10.86

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
   ACA  American Credit Access
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
                                                     Short-Term
                                                      Bond Fund      Bond Fund
                                                      ---------      ---------
                                                      6 Months       6 Months
                                                         Ended          Ended
                                                       8/31/99        8/31/99
==Investment=Income============================================================
  Interest income                                    $      558    $     7,691
-------------------------------------------------------------------------------
  Expenses
   Custody and accounting                                    45             59
   Shareholder servicing                                     15            106
   Investment management                                      8            606
   Legal and audit                                            6              7
   Trustees                                                   3              3
   Prospectus and shareholder reports                         1             15
   Registration                                               -              4
   Miscellaneous                                              3              2
-------------------------------------------------------------------------------
   Total expenses                                            81            802
-------------------------------------------------------------------------------
  Net investment income                                     477          6,889
-------------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)==========================================
  Net realized gain (loss)
   Securities                                                52           (999)
   Futures                                                    -             21
-------------------------------------------------------------------------------
   Net realized gain (loss)                                  52           (978)
  Change in net unrealized gain (loss) on securities       (463)       (14,056)

-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  (411)       (15,034)
-------------------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             $       66    $    (8,145)


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------                                 Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                          Short-Term
                                          Bond Fund               Bond Fund
In thousands
                                   6 Months       Year    6 Months       Year
                                      Ended      Ended       Ended      Ended
                                    8/31/99    2/28/99     8/31/99    2/28/99
Increase=(Decrease)=in=Net=Assets=============================================
Operations

  Net investment income            $    477  $     887  $    6,889  $  12,390
  Net realized gain (loss)               52         28        (978)     1,657
  Change in net unrealized
  gain or loss                         (463)       210     (14,056)       901
------------------------------------------------------------------------------
  Increase (decrease) in

  net assets from operations             66      1,125      (8,145)    14,948
------------------------------------------------------------------------------

Distributions to shareholders

  Net investment income                (477)      (887)     (6,889)   (12,390)
  Net realized gain                       -        (42)          -     (2,672)
------------------------------------------------------------------------------
  Decrease in net assets

  from distributions                   (477)      (929)     (6,889)   (15,062)
------------------------------------------------------------------------------

Capital share transactions*

  Shares sold                         7,490     16,469      39,673     66,340
  Distributions reinvested              428        799       5,230     11,719
  Shares redeemed                    (7,131)   (11,053)    (26,906)   (37,415)
------------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                    787      6,215      17,997     40,644
------------------------------------------------------------------------------

Net=Assets====================================================================
Increase (decrease)
during period                           376      6,411       2,963     40,530

Beginning of period                  26,772     20,361     278,812    238,282
------------------------------------------------------------------------------

==============================================================================
END OF PERIOD                      $ 27,148  $  26,772  $  281,775  $ 278,812
==============================================================================

*Share information

  Shares sold                         1,457      3,196       3,522      5,793
  Distributions reinvested               84        155         469      1,022
  Shares redeemed                    (1,388)    (2,143)     (2,407)    (3,267)
------------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding                 153      1,208       1,584      3,548


The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE VIRGINIA TAX-FREE FUNDS
-------------------------------------
Unaudited                                                       August 31, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce each fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 1999, were as follows:

                                             Short-Term
                                              Bond Fund            Bond Fund
                                              ---------          -----------
Purchases                               $     4,364,000      $    70,367,000
Sales                                         4,928,000           63,047,000


================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 1999, the costs of investments for the Short-Term Bond and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $26,848,000 and $279,618,000 respectively. Net unrealized gain (loss) on investments were as follows:

                                             Short-Term
                                              Bond Fund           Bond Fund
                                              ---------           ---------
Appreciated investments                 $        45,000      $    4,994,000
Depreciated investments                        (110,000)         (5,832,000)
Net unrealized gain (loss)              $       (65,000)     $     (838,000)

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,000 and $100,000 were payable at August 31, 1999 by the Short-Term Bond and Bond Funds, respectively.

     The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. Under the terms of the investment management agreement, the manager is required to bear any expenses through February 29, 2000, which would cause the Short-Term Bond fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2002, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Short-Term Bond Fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $49,000 of management fees were not accrued by the Short-Term Bond Fund for the six months ended August 31, 1999, and $97,000 of management fees and expenses remain unaccrued from a prior period.

     Additionally, $184,000 of unaccrued fees and expenses from a previous agreement remain subject to reimbursement through February 29, 2000.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $45,000 and $119,000, respectively, for the six months ended August 31, 1999, of which $8,000 and $22,000, respectively, were payable at period-end.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
   INVESTMENT SERVICES AND INFORMATION
   -----------------------------------
                    KNOWLEDGEABLE SERVICE REPRESENTATIVES
                    BY PHONE  1-800-225-5132  Available Monday through
               Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
                    IN  PERSON  Available  in T. Rowe  Price  Investor
               Centers.

                   ACCOUNT SERVICES
                   ----------------
                    CHECKING  Available  on most  fixed  income  funds
               ($500 minimum).
                    AUTOMATIC  INVESTING  From  your bank  account  or
               paycheck.
                    AUTOMATIC    WITHDRAWAL    Scheduled,    automatic
               redemptions.
                    DISTRIBUTION  OPTIONS  Reinvest all, some, or none
               of your distributions.
                    AUTOMATED      24-HOUR     SERVICES      Including
               Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

                   BROKERAGE SERVICES*
                   -------------------
                    INDIVIDUAL  INVESTMENTS  Stocks,  bonds,  options,
               precious metals, and other securities at a savings over full-service commission rates.**

                    INVESTMENT INFORMATION
                    ----------------------

                    COMBINED  STATEMENT  Overview of all your accounts
               with T. Rowe Price.

                    SHAREHOLDER  REPORTS  Fund  managers'  reviews  of
               their strategies and results.

                    T.  ROWE   PRICE   REPORT   Quarterly   investment
               newsletter discussing markets and financial strategies.

                    PERFORMANCE UPDATE Quarterly review of all T. Rowe
               Price fund results.

                    INSIGHTS   Educational   reports   on   investment
               strategies and financial markets.

                    INVESTMENT  GUIDES  Asset Mix  Worksheet,  College
               Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *              T. Rowe Price Brokerage is a division of
                              T. Rowe Price Investment Services, Inc.,
                              Member NASD/SIPC.

               ** Based on a January 1999 survey for representative-assisted stock trades.
                              Services vary by firm, and commissions may vary depending on size of order.

======================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive
Los Angeles Area

WARNER CENTER
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C14-051  8/31/99